                     U.S. SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 12b-25

                           NOTIFICATION OF LATE FILING

                                  (CHECK ONE):

      [ ] Form 10-K and Form 10-KSB      [ ] Form 20-F      [ ] Form 11-K

      [X] Form 10-Q and Form 10-QSB      [ ] Form N-SAR

For Period Ended: September 30, 2006.

         [ ] Transition Report on Form 10-K

         [ ] Transition Report on Form 20-F

         [ ] Transition Report on Form 11-K

         [ ] Transition Report on Form 10-Q

         [ ] Transition Report on Form N-SAR

For the Transition Period Ended.

           Nothing in this Form shall be construed to imply that the Commission has verified any information contained herein.

         If the notification relates to a portion of the filing checked above,

identify the item(s) to which the notification relates:

PART I--REGISTRANT INFORMATION

MEDIAREADY, INC.

888 East Las Olas Blvd., Suite 710

Fort Lauderdale, FL 33301

PART II--RULES 12b-25(b) AND (c)

         If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

[X]      (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

[X]      (b) The subject annual report, semi-annual report, transition report on

Form 10-K, Form 20-F, Form 11-K or Form N-SAR, or portion thereof will be filed on or before the fifteenth calendar day following the prescribed due date; or

the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

[ ]      (c) The accountant's statement or other exhibit required by Rule

12b-25(c) has been attached if applicable.

PART III--NARRATIVE

         State below in reasonable detail the reasons why Forms 10-K, 20-F,

11-K, 10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period.

         The Company's financial statements have not been completed as of this date.

PART IV--OTHER INFORMATION

      (1) Name and telephone number of person to contact in regard to this notification

         V. JEFFREY HARRELL                   (954) 527-7780

      (2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act

of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If the answer is no,

identify report(s).

                                          [X] Yes     [ ] No

      (3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

                                          [ ] Yes     [X] No

      If so: attach an explanation of the anticipated change, both narratively and quantitatively, and if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

                           MEDIAREADY, INC.

has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2006

            By: /s/ V. JEFFREY HARRELL

                                               ---------------------------------

                                                    V. Jeffrey Harrell

                                                    Chief Executive Officer